SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(A) Of The

                         Securities Exchange Act Of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, For Use of Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240, 14a-11(c) or 240, 14a-12



                            LOEHMANN'S HOLDINGS, INC.
                            -------------------------
                (Name of Registrant as Specified in its Charter)

                             Payment of Filing Fee:
                           (Check the appropriate box)


[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)     Title of each class of securities to which transaction applies:

     (2)     Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)     Proposed maximum aggregate value of transaction:

     (5)     Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)     Amount Previously Paid:

     (2)     Form, Schedule or Registration Statement No.:

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     (4)     Date Filed:

                            LOEHMANN'S HOLDINGS, INC.
                               2500 HALSEY STREET
                              BRONX, NEW YORK 10461

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                  JULY 23, 2001

                              TO OUR STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Stockholders of Loehmann's Holdings, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company at 10:00 a.m., July 23, 2001 to consider and vote on the following matters described in this notice and the accompanying proxy statement:

         1. The election of seven (7) directors to serve on the Company's Board of Directors until the next annual meeting of stockholders and until the election and qualification of their respective successors;

         2. The amendment of the Company's Amended and Restated Certificate of Incorporation to authorize the issuance of Preferred Stock.

         3.       The adoption of the Company's 2001 Stock Option Plan.

         4. The ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending February 2, 2002;

         5. The transaction of such other business as may properly come before the meeting or any adjournments thereof.

         Only stockholders of record on the close of business on June 18, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

         TO ASSURE REPRESENTATION AT THE ANNUAL MEETING, STOCKHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

         Any stockholder attending the Annual Meeting may vote in person even if he or she previously returned a proxy.

         If you do plan to attend the Annual Meeting in person, we would appreciate your response by indicating at the appropriate place on the proxy card enclosed.

                                           By Order of the Board of Directors,


                                           Robert Glass
                                           Chief Operating Officer,
                                           Chief Financial Officer and Secretary

Bronx, New York
June __, 2001

                            LOEHMANN'S HOLDINGS, INC.
                               2500 HALSEY STREET
                              BRONX, NEW YORK 10461

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                           MEETING DATE: JULY 23, 2001

         This proxy statement is being furnished on or about June 25, 2001 in connection with the solicitation of proxies by the Board of Directors of Loehmann's Holdings, Inc., a Delaware corporation (the "Company"). The proxies are for use at the 2000 Annual Meeting of Stockholders of the Company, which will be held at the offices of the Company on July 23, 2001, at 10:00 a.m., and at any meetings held upon adjournment thereof (the "Annual Meeting"). The record date for the Annual Meeting is the close of business on June 18, 2001 (the "Record Date"). Only holders of record of the Company's Common Stock, $.01 par value per share (the "Common Stock"), on the Record Date are entitled to notice of the Annual Meeting and to vote at the Annual Meeting and at any meetings held upon adjournment thereof.

         A proxy card is enclosed herewith. Whether or not you plan to attend the Annual Meeting in person, please date, sign and return the enclosed proxy card as promptly as possible, in the postage-prepaid envelope provided, to ensure that your shares will be voted at the Annual Meeting. Any stockholder who returns a proxy in such form has the power to revoke it at any time prior to its effective use by filing an instrument revoking it or a duly executed proxy bearing a later date with the Secretary of the Company or by attending the Annual Meeting and voting in person. Unless contrary instructions are given, any such proxy, if not revoked, will be voted at the Annual Meeting (1) FOR the election of seven (7) directors to serve on the Company's Board of Directors until the next annual meeting of stockholders and until the election and qualification of their respective successors; (2) FOR the amendment of the Company's Amended and Restated Certificate of Incorporation authorizing the issuance of Preferred Stock; (3) FOR the adoption of the Company's 2001 Stock Option Plan; (4) FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent accountants for the fiscal year ending February 2, 2002; (5) with regard to all other matters which may properly come before the Annual Meeting. The approval of an amendment to the Company's Amended and Restated Certificate of Incorporation, the adoption of the Company's 2001 Stock Option Plan and the ratification of the appointment of the independent accountants must be approved by a majority vote of the stockholders present in person or represented by proxy at the Annual Meeting. Each director will be elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting.

         An Annual Report to Stockholders for the year ended February 3, 2001, including financial statements, is being distributed simultaneously to stockholders of record as of the Record Date. The date of this proxy statement is the approximate date on which the proxy statement and form of proxy were first sent or given to stockholders.

         The cost for soliciting proxies on behalf of the Board of Directors, if any, will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telefax or cable by personnel of the Company who will not receive any additional compensation for such solicitation. The Company may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.

VOTING SECURITIES
-----------------

         At the Record Date, there were 3,333,333 shares of Common Stock outstanding; 2,881,021 shares have been distributed pursuant the Plan of Reorganization (the "POR") approved by the Bankruptcy Court on September 6, 2000 and are entitled to vote. The remaining shares are being held by the trustee pending subsequent distribution as provided for in the POR and are considered treasury shares for voting purposes. The presence, either in person or by proxy, of persons entitled to vote one third of the Company's outstanding Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum, but are not considered as having voted for purposes of determining the outcome of a vote. No other voting securities of the Company were outstanding at the Record Date. Holders of Common Stock have one vote for each share on any matter that may be presented for consideration and action by the stockholders at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------

         The following table sets forth certain information as of June 13, 2001 with respect to beneficial ownership of shares of Common Stock of the Company by
(i) all stockholders known by the Company to be beneficial owners of more than 5% of such class, (ii) each director, (iii) each executive officer named in the Summary Compensation Table and (iv) all directors and executive officers as a group. Unless otherwise indicated in the notes below, the address of each beneficial owner is in care of Loehmann's Holdings, Inc., 2500 Halsey Street, Bronx, New York 10461.

 NAME AND ADDRESS OF                AMOUNT AND NATURE            PERCENT OF
 -------------------                -----------------            ----------
  BENEFICIAL OWNER                   OF BENEFICIAL              COMMON STOCK
  ----------------                   -------------              ------------
                                      OWNERSHIP OF
                                      ------------
                                     COMMON STOCK
                                     ------------
William J. Fox                             15,000                   *
120 East 56th Street
Suite 1200
New York, NY 10022

Joseph Nusim                               15,000                   *
19195 Mystic Point Drive
Suite 1603
Aventura, FL 33180

Robert N. Friedman                         32,813                1.1%

Robert Glass                               32,813                1.1%

Carol Gigli-Greer                          15,000                   *
50 Sutton Place South
New York, NY 10022

                                       2

 NAME AND ADDRESS OF                AMOUNT AND NATURE            PERCENT OF
 -------------------                -----------------            ----------
  BENEFICIAL OWNER                   OF BENEFICIAL              COMMON STOCK
  ----------------                   -------------              ------------
                                      OWNERSHIP OF
                                      ------------
                                     COMMON STOCK
                                     ------------

Cory Lipoff                                15,000                   *
C/o
Hilco Trading
1 Northbrook Place
5 Revere Drive
Suite 206
Northbrook, IL 60062

Erwin A. Marks                             15,000                   *
401 Voltz Road
Northbrook, IL 60062

All directors and executive               140,626                4.7%
officers as a group

* Less than 1%

           -----------------------------------------------------------
                                 PROPOSAL NO. 1
           -----------------------------------------------------------
                              ELECTION OF DIRECTORS
           -----------------------------------------------------------

         At the Annual Meeting, seven (7) directors who will constitute the entire Board of Directors, are to be elected. It is the intention of the persons listed in the enclosed form of proxy to vote "FOR" the election of the seven nominees named therein, all of whom currently serve on the Board of Directors, as directors of the Company, each to hold office until the next Annual Meeting and until his or her successor shall have duly taken office, unless any office is earlier vacated under any relevant provisions of the Amended and Restated Certificate of Incorporation and/or the Amended and Restated By-laws of the Company or applicable law. Unless otherwise instructed, all proxies will be voted in favor of the seven nominees listed below as directors of the Company.

         The nominees have indicated to the Company their availability for election. In the event that any of the nominees should not continue to be available for election, the persons appointed as proxies may exercise their discretion to vote for a substitute nominee.

         The Company is not aware of any reason why any of the nominees, if elected, would be unable to serve as a director. The table below sets forth the names and ages of the nominees and their present principal occupation or employment:

NAME                              AGE           PRINCIPAL OCCUPATION OR EMPLOYMENT
----                              ---           ----------------------------------
William J. Fox                     44     Chairman, President and Chief Executive
                                          Officer of AKI, Inc.; President and Chief
                                          Executive Officer of AKI Holdings, Inc.

Joseph Nusim                       66     President of the Nusim Group.

Robert N. Friedman                 60     President and Chief Executive Officer of
                                          Loehmann's Holdings, Inc.

Robert Glass                       55     Chief Operating Officer, Chief Financial
                                          Officer and Secretary of Loehmann's Holdings,
                                          Inc.

Carol Gigli-Greer                  56     Chief Executive Officer of Carol Greer
                                          Associates.

Cory Lipoff                        43     Executive Vice President and Principal of
                                          Hilco Merchant Resources, LLC.

Erwin A. Marks                     63     Chief Executive Officer of Marks Consulting,
                                          Inc.

DIRECTOR NOMINEES
-----------------

         Biographical information follows for each person nominated to be a director.

         William J. Fox has been Co-Chairman of the Board and a director of the Company since October 2000. Since February 1999, Mr. Fox has been Chairman, President and Chief Executive Officer of AKI,

Inc. and President, Chief Executive Officer and a director of AKI Holdings, Inc., a marketing and interactive advertising company. Prior to that, Mr. Fox was President of Strategic and Corporate Development for Revlon Worldwide and Chief Executive Officer of Revlon Technologies. From 1994 to April 1999, Mr. Fox was a director, and from 1997 to 1999 he served as Senior Executive Vice President of both Revlon Inc. and Revlon Consumer Products Corporation. For the five years ending 1999, Mr. Fox was also Senior Vice President of MacAndrews & Forbes Holdings, Inc. Mr. Fox has also served as a Vice-Chairman of the Board and a director of Hain Food Group, Inc. and of The Cosmetic Centers, Inc.

         Joseph Nusim has been Co-Chairman of the Board and a director of the Company since October 2000. Mr. Nusim has been President of the Nusim Group, a retail consulting company, since 1995. Prior to that, Mr. Nusim served as Acting Chief Executive Officer of Frankel's Home Furnishings, Inc. from 1998 to 1999 and Rickel Home Centers from 1997 to 1998. Mr. Nusim had been Chairman, President and Chief Executive Officer of Channel Home Centers from 1990 to 1995 and Managing Director, Chairman and Chief Executive Officer of Makro USA from 1985 to 1990. Mr. Nusim has also served on the Board of Directors of Rose's Stores, Scotty's Home Centers, Frankel's Home Furnishings, Inc., Herman's Sporting Goods and International Mass Retail Association.

         Robert N. Friedman has been President, Chief Executive Officer and a director of the Company since October 2000. He has also served as Chairman, Chief Executive Officer and a director of the Company's predecessor company, Loehmann's, Inc. ("Loehmann's") since 1992. Prior to joining Loehmann's, Mr. Friedman was employed by R.H. Macy Co., Inc. for 28 years in various capacities, including President and Vice Chairman of Macy's East, Chairman and Chief Executive Officer of Macy's South/Bullocks and Chairman and Chief Executive Officer of Macy's Bamberger Division.

         Robert Glass has been Chief Operating Officer, Chief Financial Officer, Secretary and a director of the Company since October 2000. Mr. Glass served as President, Chief Operating Officer, Secretary and a director of Loehmann's from April 1998 to October 2000. From September 1994 to April 1998, he served as Chief Financial Officer and Treasurer of Loehmann's. From 1992 to 1994, Mr. Glass served as a retail consultant. Prior to that, he held a number of senior retail management positions, including President of Gold Circle Stores, a division of Federated Department Stores, Inc., and Executive Vice President of Thrifty Drug.

         Carol Gigli-Greer has been a director of the Company since October 2000. Since 2000 Ms. Gigli-Greer has been Chief Executive Officer of Carol Greer Associates, a retail consulting firm. Ms. Gigli- Greer has been President and Chief Executive Officer, Specialty Footwear & Apparel Division of Woolworth/Venator from 1995 through 1999. Prior to that, from 1992 to 1994, Ms. Gigli-Greer had been Vice Chairman, Merchandising, and from 1990 to 1992, President and Chief Executive Officer of the Broadway South West Division of Carter Hawley Hale Stores, Inc. Ms. Gigli Greer spent 19 years with Rich's, a division of Federated Department Stores, serving in various positions.

         Cory Lipoff has been a director of the Company since October 2000. Mr. Lipoff has been Executive Vice President and Principal of Hilco Merchant Resources, LLC., a retail advisory, financial services and liquidation firm since 2000. Prior to that, Mr. Lipoff was Principal of Gordon Brothers Retail Partners, LLC from 1996 to 2000.

         Erwin A. Marks has been a director of the Company since October 2000. Mr. Marks has been President and Chief Executive Officer and a member of the Board of Directors of Marks Consulting, Inc., an interim management and turnaround-consulting firm since 1995. Mr. Marks has served as President and Chief Executive Officer of Circle Fine Art Corporation, a retailer of original and printed art; and President of Gruen Manufacturing Corporation, a manufacturer and retailer of designer watches, and Moon Products Corporation, a manufacturer of writing instruments. Mr. Marks was Managing Director and Senior Vice President of Heller Investments, Inc., an equity investment subsidiary of Heller Financial, Inc., from 1989 to 1995. He is currently a member of the Board of Directors of New York Blower, Inc., and Jupiter Industries, Inc. He has also served on the Board of Directors of Office Electronics, Inc., Gantos, Inc., and Value Merchants, Inc.

CERTAIN INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD
----------------------------------------------------------------------------

         The Board of Directors of the Company is responsible for the management of the Company. During the Company's fiscal year ended February 3, 2001 there were three meetings of the Board of Directors. Each member of the Board of Directors who is currently a director attended all of the meetings of the Board of Directors and all of the meetings held by the committees on which he or she served.

         The Company's Audit Committee currently consists of William J. Fox, Erwin Marks and Carol Gigli-Greer, all of whom are independent directors. The function of the Audit Committee is to nominate independent auditors, subject to approval of the Board of Directors, and to examine and consider matters related to the audit of the Company's financial affairs and accounts, the scope of the independent accountants' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent accountants and management, and matters of concern to the independent accountants resulting from their audit, including the results of the independent accountants' review of internal accounting controls. The Audit Committee is governed by a written charter approved by the Board of Directors. A copy of the Audit Committee Charter is included in Appendix A. The Audit Committee met one time and, from time to time, conducted informal discussions during the Company's fiscal year ended February 3, 2001. See further information regarding functions performed by the Audit Committee during the fiscal year ended February 3, 2001, as set forth in the "Report of the Audit Committee" included in this proxy statement.

         The Board of Directors has a Compensation Committee, which currently consists of Joseph Nusim and Cory Lipoff. The function of the Compensation Committee is to review and establish policies, practices and procedures relating to compensation of key employees, including officers and directors who are key employees, and consultants, to grant cash and non-cash bonuses to employees and consultants and to administer employee benefit plans, including all stock option plans of the Company. The Compensation Committee met one time during the fiscal year ended February 3, 2001. See further information regarding functions performed by the Compensation Committee during the fiscal year ended February 3, 2001, as set forth in the "Report of the Compensation Committee" included in this proxy statement.

REPORT OF THE AUDIT COMMITTEE
-----------------------------

         The Audit Committee functions as an independent and objective monitor of the Company's financial reporting process and internal control system. The Committee reviews and appraises the audit efforts of the Company's independent accountants and provides an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors. During the fiscal year ended February 3, 2001, the Audit Committee reviewed and discussed with the Company's independent accountants the Company's financial statements for the year ended February 3, 2001 along with the report of the independent accountants. The Audit Committee has recommended to the Board of

Directors of the Company that the audited financial statements be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC").

                                                               Audit Committee

                                                               William J. Fox
                                                               Erwin Marks
                                                               Carol Gigli-Greer

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

         Based upon a review of Forms 3, 4 and 5, each reflecting a single option grant, furnished to the Company during and with respect to its most recent fiscal year, no filings of reports on Form 3 were made by Robert N. Friedman and Robert Glass with respect to a single stock option grant, and no filings were made by Joseph Nusim, Cory Lipoff, Carol Gigli-Greer, William J. Fox and Erwin A. Marks when they were elected directors of the Company; late filings of reports on Form 5 were made by Robert N. Friedman, Robert Glass, Joseph Nusim, Cory Lipoff, Carol Gigli-Greer, William J. Fox and Erwin A. Marks, each reflecting a single option grant.

EXECUTIVE COMPENSATION
----------------------

         The following table sets forth the compensation awarded to, earned by or paid to the President and Chief Executive Officer and each other named executive officer whose compensation for the fiscal year ended February 3, 2001 exceeded $100,000 for services rendered to the Company and its affiliates during the fiscal years ended February 3, 2001, January 29, 2000 and January 30, 1999.

                                                 SUMMARY COMPENSATION TABLE
                                            Annual Compensation                    -----------------
                                                                                      Long-Term
                                                                                     Compensation
                          --------------------------------------------------------------------------------------------
            Name                                                         Other          Securities           All
            And                                                         Annual          Underlying          Other
         Principal            Fiscal      Salary         Bonus       Compensation        Options        Compensation
          Position             Year        ($)            ($)             ($)              (#)            ($) (2)
------------------------------------------------------------------------------------------------------------------------
Robert N. Friedman               2000        609,750       300,000        (1)                 131,250         1,070,625
President and Chief              1999        628,400             -        (1)                       -             2,500
Executive Officer                1998        624,000             -        (1)                       -             2,500

Robert Glass                     2000        328,500       160,000        (1)                 131,250           790,625
Chief Operating Officer          1999        324,800             -        (1)                       -             2,500
                                 1998        312,000             -        (1)                 100,000             2,500

----------

(1) For each named executive officer, the aggregate amount of other annual compensation is less than the lower of 10% of such officer's total salary and bonus for such year or $50,000.

(2) Mr. Friedman received $1,068,000 and Mr. Glass received $788,000 in 2000 under the Management Retention and Severance Plan approved by the Bankruptcy Court in July 1999. All other amounts consist of Company contributions under the Loehmann's Inc. 401(k) Savings and Investment Plan.


         The following table provides certain summary information concerning individual grants of stock options made to each of the executive officers named in the Summary Compensation Table above during the fiscal year ended February 3, 2001.

                               OPTION GRANTS IN LAST FISCAL YEAR                                       Potential Realizable
                                                                                                         Value at Assumed
                                                                                                         Annual Rates of
                                       Individual Grants                                                   Stock Price
------------------------------------------------------------------------------------------------    ---------------------------
                               Number of          % of Total
                               Securities        Options/SARs
                               Underlying         Granted to        Exercise or
                              Options/SARs       Employees in       Base Price      Expiration
           Name                 Granted          Fiscal Year         ($/share)         Date             5%            10%
--------------------------- ----------------- ------------------- ---------------- ------------- -- ------------ --------------
Robert N. Friedman                   131,250              50.0 %           $15.00      (1)                    -       $584,465
Robert Glass                         131,250              50.0 %           $15.00      (1)                    -       $584,465
----------

(1) One fourth of these options vested October 10, 2000. The remainder of the options vest on the first three anniversaries of the date of grant and expire on the fifth anniversary of the date of grant.

(2) Based upon a $7.50 per share, the price at which the Company's shares began trading on OTCBB.

        The following table sets forth information concerning the value of unexercised options as of February 3, 2001 held by the executive officers named in the Summary Compensation Table above.

                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                   Number of Securities         Value of Unexercised
                                                                  Underlying Unexercised            In-the-Money
                                                                       Options/SARs                Options/SARs at
                                Shares             Value          At Fiscal Year-End (#)       Fiscal Year-End ($)(1)
                               Acquired          Realized           Exercisable (E) /             Exercisable (E) /
          Name              On Exercise (#)         ($)             Unexercisable (U)             Unexercisable (U)
-------------------------------------------------------------------------------------------------------------------------
Robert N. Friedman                          -             $ -                    32,813  E                       $ -  E
                                            -               -                    98,437  U                         -  U
Robert Glass                                -               -                    32,813  E   -                        E
                                            -               -                    98,437  U                         -  U

(1) Based on a stock price at March 21, 2001 of $7.50. The common stock was not publicly traded prior to that date.

EMPLOYMENT AND SEVERANCE AGREEMENTS
-----------------------------------

         The Company has entered employment agreements with Robert N. Friedman, the Company's President and Chief Executive Officer, and Robert Glass, the Company's Chief Operating Officer, Chief Financial Officer and Secretary (the "Executives")

        The following is a summary of the terms of the employment agreements with the Executives. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the employment agreements with Mr. Friedman and Mr. Glass, as applicable.

         Under the employment agreements entered into by the Company with the Executives, the Company agreed to employ the Executives as follows:

         (i) Mr. Friedman will serve as the Company's President and Chief Executive Officer for the initial period from January 1, 2001 to June 30, 2003; and,

         (ii) Mr. Glass will serve as the Company's Chief Operating Officer for the initial period from January 1, 2001 through October 31, 2003.

         Such terms of employment shall be automatically extended for successive 12 month periods on the same terms and conditions, unless either party provides to the other party a notice of non-renewal at least six (6) months prior to the expiration of the term of employment or any extension thereof.

         The Company agreed to pay Mr. Friedman a base salary at the rate of $650,000 per annum, and Mr. Glass a base salary at the rate of $375,000 per annum, each payable in equal semi-monthly installments. Each Executive's base salary shall be reviewed annually as of each May 1 (beginning on May 1, 2002); except that no such annual review shall result in any reduction in the Executive's base salary as in effect at the date of such review.

         Each Executive is eligible to receive a cash bonus equal to a percentage of his base salary with respect to each fiscal year ending during the term of employment.

         In addition, each Executive is entitled to other benefits, including life insurance, medical insurance and automobile allowances.

         Each Executive has agreed that, at all times during his employment with the Company and for a period of nine (9) months thereafter, he will not engage in any competing business.

COMPENSATION OF MEMBERS OF THE BOARD OF DIRECTORS
-------------------------------------------------

        For serving as a director of the Company, each non-employee director receives $20,000 per year, $1,000 per Board of Directors meeting attended in person, $500 per Board of Directors meeting attended by telephone, and $1,500 per year for serving on a committee of the Board of Directors. The two Co-Chairmen of the Board of Directors each receive an additional $10,000 per year.

        Directors who are not employees of the Company are entitled to receive benefits under the Company's Director Stock Option Plan (the "2000 Director Option Plan"). Under the terms of the 2000 Director Stock Option Plan, each director, who is not an employee of the Company, was granted options to purchase 15,000 shares of Common Stock of the Company at $5 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
-----------------------------------------------------------

           The members of the Compensation Committee participate in all deliberations concerning executive compensation. The Compensation Committee consists of Joseph Nusim and Cory Lipoff. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity, which has one or more executive officers serving as a member of the Company's Board of Directors.

REPORT OF COMPENSATION COMMITTEE
--------------------------------

        During fiscal year ended February 3, 2001, the Compensation Committee reviewed employment agreements between the Company and its executive officers and recommended to the Board of Directors that the Company enter into such agreements with Mr. Friedman and Mr. Glass. The Compensation Committee concluded that the employment agreements executed with each of Mr. Friedman and Mr. Glass follow the Committee's philosophy with respect to executive base salary, bonus and other compensation offered to such executives. It is the philosophy of the Committee that executive officers of the Company are paid base salaries in line with their responsibilities and that other compensation of executive officers should be closely aligned with the financial performance of the Company.

        The Committee has also reviewed and recommended to the Board of Directors the adoption of the 2001 Stock Option Plan, which is subject to approval by the stockholders of the Company at the Annual Meeting.

         BASE SALARY

        The Company sets base salaries taking into consideration individual performance and prevailing market data for similar positions.

        With respect to Mr. Friedman and Mr. Glass, base salary and other aspects of their overall compensation were set by their employment agreements in effect since January 1, 2001. Prior to entering into the agreements executed on January 1, 2001, Mr. Friedman and Mr. Glass were compensated under their existing employment contracts, dated February 1, 1999 and February 27, 1998, respectively. See "Employment and Severance Agreements."

         ANNUAL BONUS INCENTIVES

        The Company determined annual bonus criteria for Mr. Friedman and Mr. Glass as they are defined by each of their employment agreements. For the year ended February 3, 2001, both Mr. Friedman's and Mr. Glass's employment agreements provided an opportunity for them to earn a percentage of their base salary as a bonus based upon the Company's earnings before interest, taxes, depreciation and amortization (EBITDA). For the fiscal year ended February 3, 2001, Mr. Friedman earned an annual incentive bonus of $300,000 and Mr. Glass earned $160,000, both of which were paid in April 2001. See "Employment and Severance Agreements".

         OPTION GRANTS

        The Company granted stock options to its executive officers under the Company's 2000 Equity Incentive Plan (the "Equity Incentive Plan") adopted under the Loehmann's Second Amended Plan of Reorganization approved by the Bankruptcy Court for the District of Delaware on September 6, 2000. Mr. Friedman and Mr. Glass have each been granted options to purchase 131,250 shares of Common Stock of the Company at an exercise price of $15 per share. The Board of Directors has determined to terminate the Equity Incentive Plan; such termination will not adversely affect the rights of Mr. Friedman and Mr. Glass.

         CEO COMPENSATION

        Mr. Friedman was appointed the Company's Chief Executive Officer in October 2000. Effective January 1, 2001, the Company entered into an employment agreement with him providing for an annual base salary of $650,000 and bonus and stock options as determined subject to the employment agreement. In addition, Mr. Friedman is eligible to for additional stock option grants in the discretion of the Board of Directors. For further discussion of the terms of Mr. Friedman's employment, see "Employment and Severance Agreements". The Committee will review the compensation of the Company's Chief Executive Officer annually and will generally examine the same factors for all executive officers of the Company. Prior to entering into the employment agreement, dated January 1, 2001, Mr. Friedman was compensated under his existing employment contract, dated February 1, 1999.

        SECTION 162(M) OF THE INTERNAL REVENUE CODE OF 1986

         It is the Compensation Committee's philosophy to generally structure compensation arrangements for the Company's executive officers in a manner that complies with the exemptive requirements of Section 162(m) of the Internal Revenue Code in order to avoid applicability of the limit on deductibility otherwise imposed by such section, while reserving the discretion to pay compensation that does not qualify for exemption under Section 162(m) where the Compensation Committee believes such action to be in the Company's best interest.

                                                          Compensation Committee

                                                          Joseph Nusim

                                                          Cory Lipoff

STOCK PERFORMANCE
-----------------

         The Company's Common Stock began trading on the NASDAQ OTCBB on March 21, 2001 under the symbol LHMS. No information is available with respect to stock performance prior to that date. The Company has not paid any dividends on its Common Stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
----------------------------------------------

None.

                        ---------------------------------
                        THE BOARD OF DIRECTORS RECOMMENDS
                        A VOTE "FOR" THE ELECTION OF EACH
                        OF THE NOMINEES TO SERVE ON THE
                        BOARD OF DIRECTORS OF THE COMPANY
                        ---------------------------------

                        ---------------------------------
                                 PROPOSAL NO. 2
                        ---------------------------------
                         APPROVAL OF AN AMENDMENT OF THE
                         COMPANY'S AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION TO
                            AUTHORIZE PREFERRED STOCK
                        ---------------------------------

         On May 4, 2001, the Board of Directors unanimously approved a proposal to amend the Company's Amended and Restated Certificate of Incorporation to create a class of 1,000,000 shares of Preferred Stock, par value $.01 per share. If the proposed amendment is approved, Article 4 of the Company's Amended and Restated Certificate of Incorporation would be amended to read as set forth on Appendix B attached to this proxy statement.

         The Board of Directors believes that the creation of a new class of Preferred Stock is desirable so that additional shares would be available for raising capital, future stock distributions, acquisitions and other general corporate purposes. The Company has no present plans to issue any of such shares. If the proposed amendment is approved, the new shares of Preferred Stock, when issued, will have such designations, powers, preferences and rights and the qualifications, limitations or restrictions (which may differ with respect to each series) as the Board of Directors may fix by resolution. Any holders of Common Stock will be subject to the rights of holders of outstanding shares of any Preferred Stock, including without limitation any preferential rights as to liquidation and dividends. In addition, the issuance of shares of Preferred Stock could adversely affect the rights of existing shares of Common Stock to share in amounts available for payment of dividends and in the Company's assets upon liquidation. The Board of Directors does not presently intend to declare dividends or propose a liquidation of the Company. The holders of Common Stock will not have preemptive rights to subscribe for any shares of Preferred Stock. The Board of Directors may issue such shares without further stockholder action except as required by law. As a result, the Company's present stockholders may be diluted by any future issuances of Preferred Stock. However, because the Company may need cash for continuing operations and to maintain its listing on the NASDAQ OTCBB and in order to make the Company attractive to any potential investors, the Board of Directors believes that it is necessary that the Company have the ability to issue shares of Preferred Stock.

         Although the creation of the class of Preferred Stock could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances which would dilute the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the proposed amendment is not being proposed in response to any effort, of which the Company is aware, to accumulate the Company's shares of Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders. Other than the amendment to Article 4 of the Amended and Restated Certificate of Incorporation, the Board does not currently contemplate recommending the adoption of any other amendments to the Company's Amended and Restated Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

         If approved by the stockholders, the proposed amendment will become effective upon the filing of a Certificate of Amendment with the Secretary of State of Delaware amending the Company's Amended and Restated Certificate of Incorporation as set forth on Appendix B attached to this proxy statement, which filing will be made as soon as reasonably practicable after stockholder approval.

                        ---------------------------------
                        THE BOARD OF DIRECTORS RECOMMENDS
                               THAT YOU VOTE "FOR"
                       THE APPROVAL OF AN AMENDMENT TO THE
                       AMENDED AND RESTATED CERTIFICATE OF
                         INCORPORATION OF THE COMPANY.
                        ---------------------------------

                        ---------------------------------
                                 PROPOSAL NO. 3
                        ---------------------------------
                         ADOPTION OF THE COMPANY'S 2001
                                STOCK OPTION PLAN
                        ---------------------------------

         On April 17, 2001, the Board of Directors of the Company adopted, subject to stockholder approval at the Annual Meeting, the Company's 2001 Stock Option Plan (the "Plan"). The Plan is intended to provide an incentive to employees, including directors and officers who are employees, and to consultants who are not employees, of the Company or any of its subsidiaries and to offer an additional inducement in obtaining the services of such individuals. The proceeds derived from the sale of shares subject to options will be used for general corporate purposes of the Company.

         No options have been granted under the Plan.

         The following is a summary of certain material features of the Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, a copy of which is annexed to this proxy statement in Appendix C.

         GENERAL

         Subject to the Plan, the aggregate number of shares of the Company's Common Stock for which options may be granted under the Plan shall not exceed 200,000 shares. Such shares of Common Stock may, in the discretion of the Board of Directors consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan.

         TYPE OF OPTIONS

         The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs").

         ADMINISTRATION

         The Plan will be administered by the Board of Directors or by the Board's Compensation Committee (the "Administrators").

         The Administrators of the Plan may, from time to time, consistent with the purposes of the Plan, grant options to such employees, including officers and directors who are employees of, or consultants to, the Company or any of its subsidiaries as the Administrators may determine in their sole discretion. Such options granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion.

         TERMS AND CONDITIONS

         Options granted under the Plan will be subject to, among other things, the following terms and conditions:

         a. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided, further, however, that if, at the time an ISO is granted, the optionee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

         b. Each option granted pursuant to the Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the date of grant thereof, and provided further, that if, at the time an ISO is granted, the optionee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its subsidiaries, the term of the ISO shall be for a period not exceeding five (5) years from the date of grant.

         c. Except as otherwise may be expressly provided in the applicable stock option contract, any optionee whose employment or consulting relationship with the Company or any of its subsidiaries has terminated for any reason other than the death or disability of the optionee may exercise any option granted to the optionee as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for cause or (b) without the consent of the Company, such option shall terminate immediately.

         d. Except as provided in the applicable stock option contract, an optionee whose relationship with the Company or any of its subsidiaries is terminated by reason of disability may exercise his or her option, to the extent exercisable at the time of such termination, within one year thereafter, but in no event after the expiration of the term of the option.

         e. Except as provided in the applicable stock option contract, in the case of death of the optionee (i) while an employee of, or consultant to, the Company or any of its subsidiaries, (ii) within three months after the termination of the optionee's employment or consulting relationship with the Company or any of its subsidiaries (unless such termination was for cause or without the consent of the Company or any of its subsidiaries), or (iii) within one year following the termination of such employment or consulting relationship by reason of the optionee's disability, the optionee's legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year of the date of death, but in no event after the expiration of the term of the option.

         f. No option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or the optionee's legal representatives.

         HOW OPTIONS ARE EXERCISED

         An option (or any part or installment thereof), to the extent then exercisable, is to be exercised by giving written notice to the Company, stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment of the exercise price thereof. The exercise price is to be paid either (i) by cash or certified check, or (ii) with the authorization of the Administrators, with previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise equal to the aggregate exercise price of all options being exercised or a combination of cash, certified check or shares of Common Stock having such value; provided, however, in no case may shares be tendered if such tender would require the Company to incur a charge against earnings for financial accounting purposes.

         The Administrators may, in their sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the optionee's irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price.

         The Company may withhold cash and/or shares of the Company's Common Stock having an aggregate value on the date the option is exercised equal to the amount, which the Company determines is necessary to meet its obligation to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant or exercise of an option or the disposition of the option or shares acquired pursuant to the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount in cash promptly upon demand.

         ADJUSTMENTS UPON CHANGES IN COMMON STOCK

         In the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the maximum number of shares subject to options that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor. Notwithstanding the foregoing, no adjustment shall be made if such adjustment (a) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such option), or (b) would be considered as the adoption of a new plan requiring stockholder approval.

         In the event of a proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board of Directors of the Company shall, as to outstanding options, either (a) make appropriate provision for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (b) upon written notice to an optionee, provided that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

         AMENDMENT AND TERMINATION OF THE PLAN

         No option may be granted under the Plan after April 17, 2011. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 or
Section 162(m) of the Code or any change in applicable laws or regulations, rulings or interpretations of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) except as contemplated with respect to adjustments described above, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or change the maximum number of shares for which options may be granted to employees in any calendar year, (b) change the eligibility requirements for individuals entitled to receive options, or (c) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of an optionee under any option granted under the Plan without such Optionee's consent. The power of the Administrators to construe and administer any option granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

         FEDERAL INCOME TAX TREATMENT

         The following is a general summary of certain material federal income tax consequences of the grant and exercise of the options under the Plan and the sale of any underlying security. This description is based on current law, which is subject to change, possibly with retroactive effect. This discussion does not purport to address all tax considerations relating to the grant and exercise of the options or resulting from the application of special rules to a particular optionee (including an optionee subject to the reporting and short-swing profit provisions under Section 16 of the Exchange Act), and state, local, foreign and other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of any underlying security. An optionee should consult with the optionee's own tax advisors with respect to the tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of any underlying security.

         ISOS Exercised With Cash
         ------------------------

         No taxable income will be recognized by an optionee upon the grant or exercise of an ISO. The optionee's tax basis in the shares acquired upon the exercise of an ISO with cash will be equal to the exercise price paid by the optionee for such shares.

         If the shares received upon exercise of an ISO are disposed of more than one year after the date of transfer of such shares to the optionee and more than two years from the date of grant of the option, the optionee will recognize long-term capital gain or loss on such disposition equal to the difference between the selling price and the optionee's basis in the shares, and the Company will not be entitled to a deduction. Long-term capital gain is generally subject to more favorable tax treatment than short-term capital gain or ordinary income.

         If the shares received upon the exercise of an ISO are disposed of prior to the end of the two-years-from-grant/one-year-after-transfer holding period (a "disqualifying disposition"), the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of disposition equal to such amount. Any additional gain or any loss recognized by the optionee on such disposition will be short-term or long-term capital gain or loss, as the case may be, depending upon the period for which the shares were held.

         NQSOS Exercised With Cash
         -------------------------

         No taxable income will be recognized by an optionee upon the grant of an NQSO. Upon the exercise of an NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefor will be taxed as ordinary income, and the Company will generally be entitled to a corresponding deduction. The optionee's tax basis in the shares acquired upon the exercise of such NQSO will be equal to the exercise price paid by the optionee for such shares plus the amount of ordinary income so recognized.

         Any gain or loss recognized by the optionee on a subsequent disposition of shares purchased pursuant to an NQSO will be short-term or long-term capital gain or loss, depending upon the period during which such shares were held, in an amount equal to the difference between the selling price and the optionee's tax basis in the shares.

         Exercises Of Options Using Previously Acquired Shares or by The
         ---------------------------------------------------------------
Company's Withholding Shares
----------------------------

         If previously acquired shares are surrendered in full or partial payment of the exercise price of an option (whether an ISO or a NQSO), gain or loss generally will not be recognized by the optionee upon the exercise of such option to the extent the optionee receives shares which on the date of exercise have a fair market value equal to the fair market value of the shares surrendered in exchange therefor ("Replacement Shares"). If the option exercised is an ISO or if the shares used were acquired pursuant to the exercise of an ISO, the Replacement Shares are treated as having been acquired pursuant to the exercise of an ISO.

         However, if an ISO is exercised with shares which were previously acquired pursuant to the exercise of an ISO but which were not held for the required two-years-from-grant/one-year-after-transfer holding period, there is a disqualifying disposition of such previously acquired shares. In such case, the optionee would recognize ordinary income on such disqualifying disposition equal to the difference between the fair market value of such shares on the date of exercise of the prior ISO and the amount paid for such shares (but not in excess of the gain realized). Special rules apply in determining which shares are considered to have been disposed of and in allocating the basis among the shares. No capital gain is recognized.

         The optionee will have an aggregate basis in the Replacement Shares equal to the basis of the shares surrendered, increased by any ordinary income required to be recognized on the disposition of the previously acquired shares. The optionee's holding period for the Replacement Shares generally includes the period during which the surrendered shares were held.

         Any shares received by the optionee on such exercise in addition to the Replacement Shares will be treated in the same manner as a cash exercise of an option for no consideration.

         To the extent that an ISO is exercised by the Company's withholding shares, such exercise will result in a disqualifying disposition of the underlying shares and the excess (if any) of the fair market value of the shares on the date of transfer of such shares to the optionee over the exercise price (but not in excess of the gain realized on the sale of the shares) will be taxed as ordinary income in the year of such disposition, and the Company generally will be entitled to a deduction in the year of exercise equal to such amount. The exercise of a NQSO by the Company's withholding of shares will have the same federal tax consequences as the exercise of a NQSO with cash.

         Alternative Minimum Tax
         -----------------------

         In addition to the federal income tax consequences described above, an optionee who exercises an ISO may be subject to the alternative minimum tax, which is payable only to the extent it exceeds the optionee's regular tax liability. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price is an adjustment which increases the optionee's alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such amount for purposes of computing the gain or loss on disposition of the shares for alternative minimum tax purposes. If the optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the ISO adjustment) is allowable as a tax credit against the optionee's regular tax liability (net of other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward. An optionee holding an ISO should consult with the optionee's tax advisors concerning the applicability and effect of the alternative minimum tax.


                        ---------------------------------
                             THE BOARD OF DIRECTORS
                            UNANIMOUSLY RECOMMENDS A
                           VOTE "FOR" THE ADOPTION OF
                            THE COMPANY'S 2001 STOCK
                                   OPTION PLAN
                        ---------------------------------

                        ---------------------------------
                                 PROPOSAL NO. 4
                        ---------------------------------
                               RATIFICATION OF THE
                           APPOINTMENT OF INDEPENDENT
                                   ACCOUNTANTS
                        ---------------------------------

         The Board of Directors has selected the firm of Ernst & Young LLP as the Company's independent certified public accountants for the fiscal year ending February 2, 2002. Ratification of such appointment requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented and voting in person or by proxy at the Annual Meeting or any adjournment thereof.

         Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, at which time they will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

         AUDIT FEES

         For the fiscal year ended February 3, 2001, Ernst & Young LLP billed the Company $236,000 for services rendered for the audit of the Company's annual financial statements included in its report on Form 10-K and the reviews of the financial statements included in its reports on Form 10-Q filed with the SEC.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         For the fiscal year ended February 3, 2001, Ernst & Young LLP did not perform any services, which directly or indirectly related to the operation of, or supervision of the operation of, the Company's information systems or management of the Company's local area network.

         ALL OTHER FEES

         For the fiscal year ended February 3, 2001, Ernst & Young LLP billed the Company $114,000 for services rendered other than as provided above. These services consisted of $35,000 of audit related services and $79,000 of tax services.

         In connection with the recently revised standards for independence for the Company's independent public accountants promulgated by the SEC, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of Ernst & Young LLP.

          ------------------------------------------------------------
                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
              VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ERNST &
          YOUNG LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE
                      FISCAL YEAR ENDING FEBRUARY 2, 2002.
          ------------------------------------------------------------

OTHER BUSINESS
--------------

         As of the date of this proxy statement, the only business, which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that set forth herein. If any other matter or matters are properly brought before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in their discretion.

STOCKHOLDER PROPOSALS
---------------------

         Stockholder proposals intended to be presented at the Company's Annual Meeting to be held in 2002 must be received by the Company for inclusion in the Company's proxy statement relating to that meeting not later than February 25, 2002. Such proposals should be addressed to Secretary, Loehmann's Holdings, Inc., 2500 Halsey Street, Bronx, New York 10461. Notices of stockholder proposals submitted outside the processes of Rule 14a-8 of the Exchange Act (relating to proposals to be presented at the meeting but not included in the Company's proxy statement and form of proxy), will be considered untimely, and thus the Company's proxy may confer discretionary voting authority on the persons named in the proxy with regard to such proposals, if received after March 18, 2002.

OTHER INFORMATION
-----------------

                 An annual report to stockholders for the year ended February 3, 2001 is being furnished herewith to each stockholder of record as of the close of business on June 18, 2001. Copies of the Company's Annual Report on Form 10-K will be provided free of charge upon written request to:

                            Loehmann's Holdings, Inc.
                               2500 Halsey Street
                                 Bronx, NY 10461
                     Attention: Mr. Robert Glass, Secretary

         In addition, copies of any exhibits to the Annual Report on Form 10-K will be provided for a nominal charge to stockholders who make a written request to the Company at the above address.

                                             By order of the Board of Directors,

                                             Robert Glass
                                             Chief Operating Officer,
                                             Chief Financial Officer
                                             and Secretary

Bronx, New York
June __, 2001

                                   APPENDIX A
                                   ----------

                            LOEHMANN'S HOLDINGS, INC.

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.       PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other financial information provided by the Company to shareholders, the public and others, (ii) the systems of internal controls regarding finance, accounting, legal compliance and ethical behavior that management and the Board of Directors have established and (iii) the Company's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels.

         In meeting its responsibilities, the Audit Committee is expected to:

         o Serve as an independent and objective party to review the Company's financial reporting process and internal control system.

         o Review and appraise the audit activities of the Company's outside auditors and internal auditing department.

         o Provide an open avenue of communication among the outside auditors, financial and senior management, the internal auditors and the Board of Directors.

         Without limiting the foregoing, and in recognition of the fact that the Company's outside auditors are ultimately accountable to the Board of Directors and the Audit Committee, the Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors for shareholder approval).

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.      ORGANIZATION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent of the management, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of the director's independence from the management and the Company. For purposes of this Charter, certain relationships as set forth on Annex I shall negate the status of independence.

         All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

         The members of the Audit Committee shall be elected by the Board of Directors at the annual organizational meeting of the Board and the members shall serve until their successors shall be duly elected and qualified. The Chair of the Audit Committee may be designated by the full Board or, if it does not do so, the members of the Audit Committee may elect a Chair by vote of a majority of the full Audit Committee membership.

III.     MEETINGS

         The Audit Committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require. The Audit Committee may require members of management or others to attend meetings and to provide pertinent information as necessary. As part of its job to foster open communication, the Audit Committee shall meet at least quarterly with management and the director of the internal auditing department and at least annually with the Company's outside auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee as a whole or its Chair individually shall meet with management and the outside auditors each quarter to review the Company's financial statements (consistent with IV.3 below).

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties, the Audit Committee shall:

1. Review the Company's annual financial statements and any financial reports or other financial information submitted to shareholders, any governmental body, any stock exchange or the public, including any certification, report, opinion or review rendered by the outside auditors.

2. Review the regular internal reports to management prepared by the internal auditing department and management's response to these reports.

3. Review with financial management and the Company's outside auditors all financial statements and related disclosure documents, including Form 10-K and Form 10-Q, prior to the filing of such reports with the Securities and Exchange Commission and, if feasible, prior to any public announcement of financial results for the periods covered thereby. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

4. Review and reassess the adequacy of the Audit Committee's Charter annually and recommend to the Board any changes deemed appropriate by the Audit Committee. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

5. Prepare any reports of the Audit Committee required by applicable securities laws or stock exchange listing requirements or rules to be included in any proxy statements, information statements or other documents.

6. Review the performance of the outside auditors and make recommendations to the Board of Directors regarding the appointment or replacement of the outside auditors.

7. On an annual basis, review and discuss with the outside auditors all relationships the outside auditors have with the Company to determine the outside auditors' continued independence. In connection with the foregoing, the Audit Committee shall ensure that the outside auditors submit to the Audit Committee on an annual basis a written statement delineating all such relationships, shall discuss with the outside auditors any disclosed relationship or services that may impact the objectivity and independence of the outside auditors and shall recommend that the Board of Directors take appropriate action in response to the written statement to satisfy itself of the outside auditors' independence.

8. Periodically consult with the outside auditors without management being present about the completeness and accuracy of the Company's financial statements.

9. Periodically discuss with the outside auditors their judgments about the quality and appropriateness, as opposed to the acceptability, of the Company's accounting principles and financial disclosure practices as applied in its financial reporting.

10. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the outside auditors, management or the internal auditing department.

11. In consultation with the outside auditors and the internal auditors, review the integrity of the Company's financial reporting processes, both internal and external.

12. Establish regular and separate systems of reporting to the Audit Committee by each of management, the outside auditors and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

13. Following completion of the annual audit, review separately with each of management, the outside auditors and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

14. Review any significant disagreement between management and the outside auditors or the internal auditing department in connection with the preparation of the financial statements.

15. Review with the outside auditors, management and the internal auditing department the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (The review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as determined by the Audit Committee.)

16. Review management's procedures for ensuring that Company's financial statements, reports and other financial information disseminated to shareholders, any governmental body, any stock exchange and the public satisfy applicable legal and regulatory requirements.

17. Review the activities, organizational structure and qualifications of the internal audit department.

18. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

19. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

20. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                                                                         ANNEX I
                                                                         -------

Definitions of Independence. None of the following will be deemed independent:

(a) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

(b) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan or non-discretionary compensation;

(c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and any other person who resides in such person's home;

(d) a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

(e) a director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

                                   APPENDIX B
                                   ----------

                             PROPOSED NEW ARTICLE 4
                                     TO THE
                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                            LOEHMANN'S HOLDINGS, INC.

         It is proposed that the Amended and Restated Certificate of Incorporation of the Company be further amended by deleting the current Article 4 and replacing it with the following:

                  "4. Number of Shares: The aggregate number of shares of stock, which the Corporation shall have authority to issue is 6,500,000 shares divided into two classes; 5,500,00 shares of which shall be designated as Common Stock, $.01 par value per share, and 1,000,000 shares of which shall be designated as Preferred Stock, with $.01 par value per share.

                  "The Preferred Stock may be issued from time to time in one or more series, with such designations, preferences, conversion rights, cumulative, relative, participating, optional or other rights, qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issuance of such Preferred Stock adopted by the Board of Directors pursuant to the authority granted in this Certificate of Amendment, a copy of which resolution or resolutions shall have been set forth in a certificate made, executed, acknowledged, filed and recorded in the manner required by the laws of the State of Delaware in order to make the same effective."

                                   APPENDIX C
                                   ----------

                             2001 STOCK OPTION PLAN
                                       OF
                            LOEHMANN'S HOLDINGS INC.

         1. Purposes of the Plan. This stock option plan (the "Plan") is intended to provide an incentive to employees (including directors and officers who are employees), and to consultants who are not employees, of Loehmann's Holdings Inc., a Delaware corporation (the "Company"), or any of its Subsidiaries (as such term is defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

         2.Stock Subject to the Plan. Subject to the provisions of Paragraph 12, the aggregate number of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), for which options may be granted under the Plan shall not exceed 200,000 shares. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

         3. Administration of the Plan. The Plan will be administered by the Board of Directors, or by a committee (the "Committee") consisting of two or more directors appointed by the Board of Directors. Those administering the Plan shall be referred to herein as the "Administrators." Notwithstanding the foregoing, if the Company is or becomes a corporation issuing any class of common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule ("Rule 16b-3"), any Committee appointed by the Board of Directors to administer the Plan shall be comprised of two or more directors each of whom shall be a "non-employee director," within the meaning of Rule 16b-3, and an "outside director," within the meaning of Treasury Regulation Section 1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

         Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to determine the persons who shall be granted options; the times when they shall receive options; whether an option granted to an employee shall be an ISO or a NQSO; the type (i.e., voting or non-voting) and number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; the fair market value of a share of Common Stock; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject the exercise of all or any portion of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation restrictions or contingencies relating to (a) entering into a covenant not to compete with the Company, its Parent (if any) (as such term is defined in Paragraph 19) and any Subsidiaries, (b) financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category and/or (c) the period of continued employment of the optionee with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or any Parent to withhold taxes or other amounts; whether an optionee has a Disability (as such term is defined in Paragraph 19); with the consent of the optionee, to cancel or modify an option, provided, however, that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification; provided, further, however, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to construe the respective Contracts and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any option granted under the Plan or any amendment to either which, under Rule 16b-3 or Section 162(m) of the Code, requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders, in order to be exempt under
Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or to preserve any deduction under Section 162(m) of the Code; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the Administrators on matters referred to in this Paragraph 3 shall be conclusive and binding on all parties. No Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

         4. Eligibility. The Administrators may from time to time, consistent with the purposes of the Plan, grant options to such employees (including officers and directors who are employees) of, or consultants to, the Company or any of its Subsidiaries who, at the time of grant, are not common law employees of the Company or of any of its Subsidiaries, as the Administrators may determine in their sole discretion. Such options granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an option, any class of common stock of the Company (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to options that may be granted to any employee during any calendar year under the Plan shall be 100,000 shares; provided, further, however, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

         5. Exercise Price. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that the exercise price of an ISO, or of any option intended to satisfy the performance-based compensation exemption to the deduction limitation under Section 162(m) of the Code, shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided, further, however, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

         The fair market value of a share of Common Stock on any day shall be
(a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of the Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and the lowest asked prices per share for the Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses
(a), (b) and (c) of this Paragraph 5 are all inapplicable because the Company's Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options.

         6. Term. Each option granted pursuant to the Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the date of grant thereof, and provided further, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five (5) years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

         7. Exercise. An option (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments)
(a) in cash and/or by certified check, (b) with the authorization of the Adminstrators, with previously acquired shares of Common Stock having an aggregate fair market value (determined in accordance with Paragraph 5), on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (c) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any option until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

         The Administrators may, in their sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the Optionee's irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

         An optionee shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to the optionee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

         In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

         8. Termination of Relationship. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment or consulting relationship with the Company, its Parent and any of its Subsidiaries, has terminated for any reason other than the death or Disability of the optionee may exercise any option granted to the optionee as an employee or consultant, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for Cause (as defined in Paragraph
19), or (b) without the consent of the Company, such option shall terminate immediately.

         For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed ninety (90) days, or, if longer, so long as the individual's right to re-employment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds ninety (90) days and the individual's right to re-employment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

         Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue in the employ or as a consultant of the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, its Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

         9. Death or Disability of an Optionee. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is employed by, or a consultant to, the Company, its Parent or any of its Subsidiaries, (b) within three months after the termination of the Optionee's employment or consulting relationship with the Company, its Parent and its Subsidiaries (unless such termination was for Cause or without the consent of the Company) or (c) within one (1) year following the termination of such employment or consulting relationship by reason of the Optionee's Disability, the options granted to the optionee as an employee of, or consultant to, the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Optionee's death, by the Optionee's Legal Representative (as such term is defined in Paragraph 19), at any time within one (1) year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment or consulting relationship with the Company, its Parent and its Subsidiaries has terminated by reason of the Optionee's Disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one (1) year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

         10. Compliance with Securities Laws. It is a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

         The Administrators may require, in their sole discretion, as a condition to the grant or exercise of an option, that the optionee execute and deliver to the Company the Optionee's representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the shares of Common Stock to be issued upon exercise of the option are being acquired by the optionee for the Optionee's own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

         In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuance of shares of Common Stock thereunder, such option may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

         11. Stock Option Contracts. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each option and Contract need not be identical.

         12. Adjustments upon Changes in Common Stock. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the maximum number of shares subject to options that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Paragraph 12 if such adjustment (a) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such option), or
(b) would be considered as the adoption of a new plan requiring stockholder approval.

         In the event of a proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board of Directors of the Company shall, as to outstanding options, either (a) make appropriate provision for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (b) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

         13. Amendments and Termination of the Plan. The Plan was adopted by the Board of Directors on April 17, 2001. No option may be granted under the Plan after April 17, 2011. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or change the maximum number of shares for which options may be granted to employees in any calendar year, (b) change the eligibility requirements for individuals entitled to receive options hereunder, or (c) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of an optionee under any option granted under the Plan without such Optionee's consent. The power of the Administrators to construe and administer any option granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

         14. Non-Transferability. No option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or the Optionee's Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

         15. Withholding Taxes. The Company, or its Subsidiary or Parent, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued upon exercise of an option or a combination of cash and shares, having an aggregate fair market value (determined in accordance with Paragraph 5) equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the optionee to pay to the Company such amount, in cash, promptly upon demand.

         16. Legends; Payment of Expenses. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in
Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

         The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

         17. Use of Proceeds. The cash proceeds to be received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

         18. Substitutions and Assumptions of Options of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as such term is defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

         19. Definitions.

            (a) "Cause", in connection with the termination of an optionee, shall mean (i) "cause," as such term (or any similar term, such as "with cause") is defined in any employment, consulting or other applicable agreement for services between the Company and such optionee, or (ii) in the absence of such an agreement, "cause" as such term is defined in the Contract executed by the Company and such optionee pursuant to Paragraph 11, or (iii) in the absence of both of the foregoing, (A) indictment of such optionee for any illegal conduct,
(B) failure of such optionee to adequately perform any of the Optionee's duties and responsibilities in any capacity held with the Company, any of its Subsidiaries or any Parent (other than any such failure resulting solely from such Optionee's physical or mental incapacity), (C) the commission of any act or failure to act by such optionee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any violation by such optionee of any Company rule or policy, or (E) any violation by such optionee of the requirements of such Contract, any other contract or agreement between the Company and such optionee or this Plan (as in effect from time to time); in each case, with respect to subsections (A) through (E), as determined by the Board of Directors.

            (b) "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which
Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

            (c) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

            (d) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

            (e) "Parent" shall mean a "parent corporation" within the meaning of
Section 424(e) of the Code.

            (f) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

         20. Governing Law. The Plan, such options as may be granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict or choice of law provisions.

         Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

         21. Partial Invalidity. The invalidity, illegality or unenforceability of any provision in the Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

         22. Stockholder Approval. The Plan shall be subject to approval by a majority of the votes present in person and by proxy entitled to vote hereon at a duly held meeting of the Company's stockholders at which a quorum is present. No options granted hereunder may be exercised prior to such approval, provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before December 31, 2001, the Plan and any options granted hereunder shall terminate.

                            LOEHMANN'S HOLDINGS, INC.

                                  THIS PROXY IS
   SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 23, 2001

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned hereby constitutes and appoints _____________, as agent and proxy for the undersigned, with full power of substitution, to vote with respect to all the shares of common stock, par value $.01 per share of Loehmann's Holdings, Inc. (the "Company"), standing in the name of the undersigned at the close of business on June 18, 2001, at the Annual Meeting of Stockholders of the Company to be held at the Company's offices, 2500 Halsey Street, Bronx, New York, 10461, on Monday, July 23, 2001, at 10:00 a.m. (Eastern time) and at any and all adjournments thereof, with all power that the undersigned would possess if personally present and especially (but without limiting the general authorization and power hereby given) to vote as follows:

         The shares represented by this proxy card will be voted in the manner directed. If no instructions to the contrary are indicated, the shares will be voted "FOR" Proposals 1 through 4 and in accordance with the discretion of the proxy on such other matters as may properly come before the meeting.

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            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

    PLEASE MARK YOUR
CHOICE LIKE THIS IN BLUE [X]
     OR BLACK INK
                                   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL          I will attend the
                                   LISTED NOMINEES AND FOR PROPOSALS 2 THROUGH 4              Meeting:
                                                                                                      |_|
(1)      Election of directors:
         ---------------------
Nominees:          1. William J. Fox            4. Robert Glass                 6. Cory Lipoff
--------           2. Joseph Nusim              5. Carol Gigli-Greer            7. Erwin A. Marks
                   3. Robert N. Friedman

                         FOR all nominees listed                           WITHHOLD AUTHORITY to vote
                   (except as marked to the contrary*)                    for all listed nominees above
                                   | |                                                 | |
(*Instruction: To withhold authority to vote for any individual nominee, circle that nominee's name in the list provided above.)
                                                                  FOR             AGAINST           ABSTAIN
                                                                  ---             -------           -------

(2)     Approval of an amendment to the Amended and
        Restated Certificate of Incorporation of
        Loehmann's Holdings, Inc. authorizing the
        issuance of  Preferred Stock                                | |              | |            | |


(3)     Adoption of the Loehmann's Holdings, Inc.
        2001 Stock Option Plan                                      | |              | |            | |

(4)     Ratification of the appointment of Ernst &
        Young LLP as independent accountants for the
        fiscal year ending February 2, 2002.                        | |              | |            | |

(5) In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

                                                            Dated  _____________________, 2001

                                                            --------------------------------
                                                            --------------------------------
                                                                       Signature(s)
                                                            (Signatures should conform to names as
                                                            registered. For jointly owned shares, each
                                                            owner should sign. When signing as attorney,
                                                            executor, administrator, trustee, guardian
                                                            or officer of a corporation, please give
                                                            full title.)


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                              PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY

                                                   P-2